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SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: November 9, 2001

Commission File Number 000-27261

CH2M HILL Companies, Ltd.
(Exact name of registrant as specified in its charter)

Oregon (State or other jurisdiction of incorporation or organization)	93-0549963 (I.R.S. Employer Identification Number)
6060 South Willow Drive, Greenwood Village, CO (Address of principal executive offices)	80111-5142 (Zip Code)

(303) 771-0900
(Registrant's telephone number, including area code)

Form 8-K

Item 5. Other Events.

New Price for Common Stock and Trade Date Established.

    On November 9, 2001, the Board of Directors established the price of the CH2M HILL common stock at $10.90 per share. This price is a 3.7% increase in the price of CH2M HILL common stock, as previously determined by the CH2M HILL Board of Directors on August 10, 2001. For an explanation of CH2M HILL's historical financial performance, see CH2M HILL's financial information included in CH2M HILL's public filings with the United States Securities and Exchange Commission which may be accessed on the Commission's web site located at http://www.sec.gov.

    The next trade date on CH2M HILL's internal market is December 7, 2001. Those eligible participants who wish to buy or sell CH2M HILL common stock on this trade date will need to notify our broker, Buck Investment Services, Inc. ("Buck"), no later than November 30, 2001. All eligible participants will receive detailed information about the trade date and how to participate directly from Buck.

    The price of the CH2M HILL common stock is established by the Board of Directors pursuant to the following valuation methodology:

Share Price = [(7.8 x M x P) + (SE)]/CS

The following table sets forth information concerning the various factors and values used by the Board of Directors to determine the new stock price:

Effective Date	Price Per Share	M(1)	P(2) (in thousands)	SE(3) (in thousands)	CS(4) (in thousands)
November 9, 2001	$10.90	1.0	$27,332	$159,264	34,175

The factors and values in the table above are defined as follows:

(1)
"M" is the market factor, which is subjectively determined in the sole discretion of the Board of Directors. In determining the market factor, the Board of Directors takes into account factors the directors consider to be relevant in determining the fair market value of the common stock.

(2)
"P" is profit after tax, otherwise referred to as net income, for the four fiscal quarters immediately preceding the trade date.

(3)
"SE" is total shareholders' equity, which includes intangible items, as set forth on CH2M HILL's most recently available quarterly or annual financial statements.

(4)
"CS" is the weighted average number of shares of common stock outstanding during the four fiscal quarters immediately preceding the trade date, calculated on a fully diluted basis. By comparison, the year to date weighted average number of shares of common stock as reflected in the diluted earnings-per-share calculation in CH2M HILL's financial statements is 31,111,374.

For an explanation of these factors and values used by the CH2M HILL Board of Directors in setting the price of the common stock, see the section titled "INTERNAL MARKET INFORMATION—Stock Price Determined by Board of Directors" in our prospectus dated August 24, 2001.

Historical Prices for CH2M HILL Common Stock

    Since the inception of CH2M HILL's internal market and its quarterly trade dates in 2000, the prices for CH2M HILL common stock have been:

Effective Date	Price Per Share	Percentage Price Increase
February 18, 2000	$6.34	—
May 11, 2000	7.06	11.4%
August 4, 2000	7.64	8.2%
November 10, 2000	8.40	9.9%
February 16, 2001	9.75	16.1%
May 10, 2001	10.10	3.6%
August 10, 2001	10.51	4.1%

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, CH2M HILL has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CH2M HILL COMPANIES, LTD.
Date: November 9, 2001	By:	/s/ SAMUEL H. IAPALUCCI Samuel H. Iapalucci
	Its:	Executive Vice President and Chief Financial Officer

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Form 8-K
  Item 5. Other Events.
SIGNATURE